October 1, 2020 Fiscal 2020 Q2 Results June-July-August (May 31st – August 29th) BED BATH & BEYOND

forward looking statements This press release contains forward-looking statements, including, but not limited to, the Company’s progress and anticipated progress towards its long-term objectives, the future impact of the novel coronavirus (COVID-19), the potential impact and success of its strategic restructuring program, and its current estimates and expectations for financial performance for future periods. Many of these forward-looking statements can be identified by use of words such as may, will, expect, anticipate, approximate, estimate, assume, continue, model, project, plan, goal, preliminary, and similar words and phrases, although the absence of those words does not necessarily mean that statements are not forward- looking. The Company’s actual results and future financial condition may differ materially from those expressed in any such forward-looking statements as a result of many factors. Such factors include, without limitation: general economic conditions including the housing market, a challenging overall macroeconomic environment and related changes in the retailing environment; risks associated with COVID-19 and the governmental responses to it, including its impacts across the Company's businesses on demand and operations, as well as on the operations of the Company's suppliers and other business partners, and the effectiveness of the Company's actions taken in response to these risks; consumer preferences, spending habits and adoption of new technologies; demographics and other macroeconomic factors that may impact the level of spending for the types of merchandise sold by the Company; civil disturbances and terrorist acts; unusual weather patterns and natural disasters; competition from existing and potential competitors across all channels; pricing pressures; liquidity; the ability to achieve anticipated cost savings, and to not exceed anticipated costs, associated with organizational changes and investments, including the Company's strategic restructuring program; the ability to attract and retain qualified employees in all areas of the organization; the cost of labor, merchandise and other costs and expenses; potential supply chain disruption due to trade restrictions, and other factors such as natural disasters, such as pandemics, including the COVID-19 pandemic, political instability, labor disturbances, product recalls, financial or operational instability of suppliers or carriers, and other items; the ability to find suitable locations at acceptable occupancy costs and other terms to support the Company’s plans for new stores; the ability to establish and profitably maintain the appropriate mix of digital and physical presence in the markets it serves; the ability to assess and implement technologies in support of the Company’s development of its omnichannel capabilities; the ability to effectively and timely adjust the Company's plans in the face of the rapidly changing retail and economic environment, including in response to the COVID-19 pandemic; uncertainty in financial markets; volatility in the price of the Company’s common stock and its effect, and the effect of other factors, including the COVID-19 pandemic, on the Company’s capital allocation strategy; risks associated with the ability to achieve a successful outcome for its business concepts and to otherwise achieve its business strategies; the impact of intangible asset and other impairments; disruptions to the Company’s information technology systems including but not limited to security breaches of systems protecting consumer and employee information or other types of cybercrimes or cybersecurity attacks; reputational risk arising from challenges to the Company’s or a third party product or service supplier’s compliance with various laws, regulations or standards, including those related to labor, health, safety, privacy or the environment; reputational risk arising from third-party merchandise or service vendor performance in direct home delivery or assembly of product for customers; changes to statutory, regulatory and legal requirements, including without limitation proposed changes affecting international trade; changes to, or new, tax laws or interpretation of existing tax laws; new, or developments in existing, litigation, claims or assessments; changes to, or new, accounting standards; and foreign currency exchange rate fluctuations. Except as required by law, the Company does not undertake any obligation to update its forward-looking statements. BED BATH & BEYOND 2 participants Mark Tritton Gustavo Arnal President & CEO CFO & Treasurer Cindy Davis John Hartmann John Hartmann COO;CBO; President, President, buybuy Decorist BABY COO; President, buybuy Baby BED BATH & BEYOND 3 agenda 1) Performance Highlights & Strategic Update (CEO) 2) FY 2020 Q2 Results (May-June-July) (CFO) 3) Commercial Update (CBO) 4) Operations Update (COO) 5) Q&A BED BATH & BEYOND 4

Q2 performance highlights & strategy update BED BATH & BEYOND 5

Q2 PERFORMANCE HIGHLIGHTS & STRATEGIC UPDATE

significant improvement in key performance metrics

Comp Sales Growth
+6% vs LY

Digital Comp Growth
+89% vs LY

Adj. Gross Margin
+200bps vs LY

Adj. EBITDA
+36% vs LY

Cash Generation
$>750M

Gross Debt
~30% Reduction vs FY20 Q1

Strong Liquidity
~2x Higher than Debt

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Q2 PERFORMANCE HIGHLIGHTS & STRATEGIC UPDATE comparable sales turn positive Quarterly comparable sales * * FY20 Q1: No comparable sales reported due to extensive store closures BED BATH & BEYOND 7

Q2 PERFORMANCE HIGHLIGHTS & STRATEGIC UPDATE building a modern, durable business model BED BATH & BEYOND 8

Q2 PERFORMANCE HIGHLIGHTS & STRATEGIC UPDATE

growth strategy unlocking strong financial performance

Sales Improvement

- ✓ Solid Comp Sales Growth of ~6%
- ✓ First reported positive comp since FY16 Q4
- ✓ Strong Digital Comp Sales growth of ~89%
- ✓ Strong Back-to-College omni-channel sales trends, up ~21%

Stronger Margin and Profit Performance

- ✓ Adj. Gross margin increased ~200 bps vs FY19 Q2
- ✓ Adj. EBITDA increased ~36%

Stronger Cash Flow Generation

- ✓ Generated >$750mn in cash flow
- ✓ Reduced inventory levels by ~8% vs FY20 Q1

Optimized Capital Structure

- ✓ Paid down ~$236mn bank loan portion of ABL
- ✓ Repurchased ~$300mn of senior notes outstanding through bond tender offer
- ✓ Reduced gross debt by ~30% vs. FY20 Q1, pivoted to net cash position
- ✓ Liquidity of ~$2.2bn, almost 2x higher than debt

Accelerated Restructuring Plan

- ✓ Announced major realignment of organizational structure; Expect ~$150mn in annualized pre-tax cost savings
- ➢ Store Network Optimization project includes the closure of ~200 mostly BBB stores over the next 2 years
- ✓ Announced 1/3 of 200 BBB stores to close by end of FY20
- ✓ Completed sale of PMall as part of strategic review of assets

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Q2 results June-July-August (May 31st – August 29th) BED BATH & BEYOND 10

Q2 2020 FINANCIAL RESULTS financial performance • Solid comparable sales growth of ~6%, led by significantly strong digital comp sales growth of ~89% • Adj. Gross Margin increased ~200bps, driven primarily by: ‐ Favorable product mix, including lower coupon expense and better optimization of promotion & markdowns ‐ Leverage of distribution and fulfillment costs ‐ Partially offset by higher digital channel mix, including higher net direct-to-customer shipping expense • Adj. EBITDA increased by 36% to $199mn or 7.4% margin ‐ Improved cost of sales ‐ Adj. SG&A expenses decreased • Strong cash flow generation >$750mn • Enhanced balance sheet, including ~$2.2bn of liquidity and a ~30% reduction in gross debt vs FY20 Q1 ‐ Inventories (at cost) declined ~8% vs FY20 Q1 BED BATH & BEYOND 11

Q2 2020 FINANCIAL RESULTS

unlocked strong cash flow generation of >$750mn; total liquidity of ~$2.2bn

Q2 actions enhanced cash & liquidity:

- Strong cash generation of >$750mn
  - Cash flow from operations of ~$543mn from earnings and working capital
  - Cash flow from investing of ~$208mn includes proceeds from the sale of PMALL of ~$245M and includes CAPEX spending of ~$37mn
- Increased Liquidity
  - Secured new $850mn ABL Facility for additional liquidity, if needed

Cashflow generation >$750mn



$1.8bn
~$0.6mn
$1.2bn
~$543mn
~$208mn
>$750mn
~$221mn[3]
~$236mn
(~$457mn)
$2.2bn
~$0.7mn
$1.5bn
Post FY20 Q1 Liquidity
Cash Flow from Operations
Cash Flow from Investing [1]
Cash Flow from Financing [2]
FY20 Q2 Liquidity
Cash and Investments
ABL

[1] Cash Flow from Investing includes ~$245mn related to the sale of PMALL, net of CAPEX

[2] Cash Flow from Financing includes ~$236mn related to ABL repurchase and ~$221mn related to bond repurchase

[3] Repurchased ~$300mn (principal value) of senior notes

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Q2 2020 FINANCIAL RESULTS

pivoted from a net debt position of $0.5bn to a net cash surplus position of $0.3bn

Q2 actions optimized debt balance:

- Significant cash flow generation
- Paid down ~$236mn bank loan portion of ABL Facility
- Reduced gross debt by ~30%, or $0.5bn vs FY20 Q1, from $1.7bn to $1.2bn
- Repurchased ~$300mn (principal value) of senior notes through successful bond tender offer

FY20 Q1 vs FY20 Q2 – net debt


$1.7bn
$0.2bn
$1.5bn
~($1.2bn)
$0.5bn
$1.2bn
~($1.5bn)
($0.3bn)
FY20 Q1 Gross Debt Balance
FY20 Q1 Cash Balance
FY20 Q1 Net Debt Balance
FY20 Q2 Gross Debt Balance
FY20 Q2 Cash Balance
FY20 Q2 Net Cash Balance
Senior Notes
Bank loan
Cash & Investments

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Q2 2020 FINANCIAL RESULTS Q2 key p&l metrics • Comparable sales growth of ~6%, led by significantly strong digital comp sales growth of ~89% Three Months Ended (in millions, except per • Net sales declined ~1%, partially due to the divestiture of share data) FY2019 Q2 FY2020 Q2 Diff One Kings Lane Comparable Sales Growth -7% 6% • Adj. Gross Margin increased ~200bps, driven primarily by: Net Sales $2,719 $2,688 -1% 1 ‐ Favorable product mix, including lower coupon expense Gross Margin 33.9% 35.9% 200bps 1 and better optimization of promotion & markdowns SG&A Margin 31.6% 31.5% -10bps 1 ‐ Leverage of distribution and fulfillment costs EBITDA $147 $199 36% 1 ‐ Partially offset by higher digital channel mix, including EPS - Diluted $0.34 $0.50 47% higher net direct-to-customer shipping expense 1Adjusted • Adj. SG&A as a % of sales decreased ~10bps to 31.5% vs FY19 Q2, driven primarily by payroll, advertising and payroll-related expenses • Adj. EBITDA increased 36% to $199mn • Adj. EPS of $0.50, increased 47% vs. $0.34 in FY19 Q2 BED BATH & BEYOND 14

Q2 2020 FINANCIAL RESULTS

Q2 monthly sales trends

- The Company began its phased approach to store re-openings from May through June, and by early July, nearly all stores were open
- Comparable sales were positive in each month of the quarter, and digital comp growth was consistently >80%, which offset sales declines in stores
- Percentage of digital sales increases to ~32% vs ~18% in FY19 Q2

Sales trends by month

	June	July	August	Q2
Comps	↑	↑	↑	6% ↑
Net Sales	-7%	2%	1%	-1%


FY19 Q2
~18%
~82%
Stores Penetration
Digital Penetration
Digital
Comp
+89%
FY20 Q2
~32%
~68%
Stores Penetration
Digital Penetration

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Q2 2020 FINANCIAL RESULTS

gross margin expansion

- Adj. Gross Margin increased ~200bps to 35.9% vs 33.9% in FY19 Q2 driven primarily by:
  - Favorable product mix, including lower coupon expense and better optimization of promotion & markdowns
  - Leverage of distribution and fulfillment costs
  - Partially offset by higher digital channel mix, including higher net direct-to-customer shipping expense

FY19 Q2 vs FY20 Q2 – gross margin bridge


33.9%
150bps
190ps
(135ps)
35.9%
~200bps
FY19 Q2 Adj. Gross Margin
Product Mix/Lower Coupon Expense / Optimization of Promo & Markdowns
Leverage of Distribution/ Fulfillment Costs
Channel Mix / DTC Shipping Expense
FY20 Q2 Adj. Gross Margin

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Q2 2020 FINANCIAL RESULTS transformation underway to re-establish authority in home • Transformation plan expected to deliver between $250mn to $350mn in annualized EBITDA improvement over the next 2 to 3 years vs fiscal 2019 • Significant workforce reduction and major organizational realignment in August 2020; estimated to generate future annual pre-tax cost savings of approximately $150mn, excluding one-time costs • Planned closure of ~200 mostly BBB stores over the next two years under Store Network Optimization Project expected to generate ~$100mn in annualized savings • Planned savings of ~$200mn from product sourcing through work with existing vendors • Reinvestment of between approximately $150mn to $200mn of the expected cost savings into future growth initiatives • Potential of between ~$350mn to ~$450mn to be unlocked through sale of non-core assets (including sale of PMall) • Further improvement of working capital through the removal of about $1B of inventory at retail ($0.5bn at cost) from within BBB stores over the next 24 months BED BATH & BEYOND 17 commercial update BED BATH & BEYOND 18

COMMERCIAL UPDATE

destination for college

- Sales of college specific product increased 21% season-to-date (5/1/20 – 9/8/20)
- Back-to-College campaign designed to showcase new branding strategy and enhanced customer value proposition
  - Informed by insights and market data
  - Integrated merchandising and marketing plan included:
    - Better curated assortments
    - More competitive pricing and compelling value (in-store / online)
    - Enhanced storytelling and increased targeting
  - Remained flexible and agile to pivot plans as season unfolded
- Top trending product categories for college:
  - Kitchen Electrics (+>160%), Kitchen Housewares (~+250%), Drinkware and Flatware (>+650%)
- *College from Home* campaign provided inspiration to create authentic college spaces at home in addition to the value and ease of our Back to College experience college
from home
Modern
Glam

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operations update BED BATH & BEYOND 20

OPERATIONS UPDATE driving omni-always transformation • The end-to-end modernization of the Company’s technology infrastructure is driving substantial digital growth and strong customer adoption of new services like Buy-Online-Pickup-In- Store (BOPIS) and Curbside Pickup • Expanded relationship with Google Cloud to accelerate Company’s omni-always transformation and deliver a more agile, responsive, and customer-inspired shopping experience • Leveraging the Company’s unique data and insights in Home, Baby and Health & Wellness and deploy a range of platform solutions to: ‐ Further personalize the shopping experience for customers ‐ Enhance fulfilment capacity ‐ Optimize merchandise planning and demand forecasting BED BATH & BEYOND 21

WRAP UP inaugural (virtual) investor day oct. 28th @9am EDT Building a modern, durable platform for success  How are we rebuilding authority in the Home? . Strategic framework of transformation . Experienced leadership team . Foundational capabilities  What does value creation look like? . Multi-year financial plan . Strategic investments planned . Capital allocation framework BED BATH & BEYOND 22

WRAP UP Q2 performance – transformation is underway Comp Sales Adj. EBITDA Cash Generation Growth [+200] [+88%] bps +6% +36% vs vs $>750M LY LY BED BATH & BEYOND 23

appendix SEPTEMBER 30, 2020 BED BATH & BEYOND 24

APPENDIX non-gaap reconciliation* (in thousands, except for share data) (unaudited) Reconciliation of Adjusted Net Earnings (Loss) per Diluted Share Reported net earnings (loss) per diluted share $ 1.75 $ (1.12) Impairments, severance, incremental inventory reserve for future markdowns, costs associated with portfolio optimization strategy, restructuring and transformation initiative costs, gain on sale of business and gain on extinguishment of debt (1.25) 1.46 Adjusted net earnings per diluted share $ 0.50 $ 0.34 * The Company is presenting certain non-GAAP financial measures for its fiscal 2020 second quarter. In order for investors to be able to more easily compare the Company’s performance across periods, the Company has included comparable reconciliations for the 2019 periods in the reconciliation table above and that follow. BED BATH & BEYOND 25

APPENDIX non-gaap reconciliation* (in thousands, except for share data) (unaudited) Reconciliation of Adjusted Gross Profit Reported gross profit $ 987,537 $ 726,988 Adjustments: Incremental inventory reserve for future markdowns (23,000) 193,735 Total adjustments (23,000) 193,735 Adjusted gross profit $ 964,537 $ 920,723 * The Company is presenting certain non-GAAP financial measures for its fiscal 2020 second quarter. In order for investors to be able to more easily compare the Company’s performance across periods, the Company has included comparable reconciliations for the 2019 periods in the reconciliation table above and that follow. BED BATH & BEYOND 26

APPENDIX non-gaap reconciliation* (in thousands, except for share data) (unaudited) Reconciliation of Adjusted Gross Margin Reported gross margin 36.7% 26.7 % Adjustments: Incremental inventory reserve for future markdowns (0.8)% 7.2 % Total adjustments (0.8)% 7.2 % Adjusted gross margin 35.9% 33.9% * The Company is presenting certain non-GAAP financial measures for its fiscal 2020 second quarter. In order for investors to be able to more easily compare the Company’s performance across periods, the Company has included comparable reconciliations for the 2019 periods in the reconciliation table above and that follow. BED BATH & BEYOND 27

APPENDIX non-gaap reconciliation* (in thousands, except for share data) (unaudited) Reconciliation of Adjusted Selling, General and Administrative Expenses Reported selling, general and administrative expenses $ 850,218 $ 880,889 Adjustments: Severance costs — (22,537) Costs associated with portfolio optimization strategy (3,750) — Total adjustments (3,750) (22,537) Adjusted selling, general and administrative expenses $ 846,468 $ 858,352 * The Company is presenting certain non-GAAP financial measures for its fiscal 2020 second quarter. In order for investors to be able to more easily compare the Company’s performance across periods, the Company has included comparable reconciliations for the 2019 periods in the reconciliation table above and that follow. BED BATH & BEYOND 28

APPENDIX non-gaap reconciliation* (in thousands, except for share data) (unaudited) Reconciliation of Adjusted Selling, General and Administrative Expenses (SG&A) as a Percent of Net Sales Reported SG&A as a percent of net sales 31.6% 32.4 % Adjustments: Severance costs — % (0.8)% Costs associated with portfolio optimization strategy (0.1)% — % Total adjustments (0.1)% (0.8)% Adjusted SG&A as a percent of net sales 31.5% 31.6% * The Company is presenting certain non-GAAP financial measures for its fiscal 2020 second quarter. In order for investors to be able to more easily compare the Company’s performance across periods, the Company has included comparable reconciliations for the 2019 periods in the reconciliation table above and that follow. BED BATH & BEYOND 29

APPENDIX non-gaap reconciliation* (in thousands, except for share data) (unaudited) Reconciliation of Net Income (Loss) to EBITDA and Adjusted EBITDA Reported net earnings (loss) $ 217,900 $ (138,765) Depreciation and amortization 85,277 84,430 Interest expense, net 23,371 16,342 Gain on extinguishment of debt (77,038) — Provision (benefit) for income taxes 106,310 (59,835) EBITDA $ 355,820 $ (97,828) Pre-tax Adjustments: Incremental inventory reserve for future markdowns (23,000) 193,735 Impairments (a) 29,176 28,357 Restructuring and transformation initiative costs 23,128 — Severance costs — 22,537 Gain on sale of business (189,528) — Costs associated with portfolio optimization strategy 3,750 — Total pre-tax adjustments (156,474) 244,629 Adjusted EBITDA $ 199,346 $ 146,801 (a) Impairments include tradename and store asset impairments related to the North American Retail reporting unit. * The Company is presenting certain non-GAAP financial measures for its fiscal 2020 second quarter. In order for investors to be able to more easily compare the Company’s performance across periods, the Company has included comparable reconciliations for the 2019 periods in the reconciliation table above and that follow. BED BATH & BEYOND 30

APPENDIX non-gaap reconciliation* (in thousands, except for share data) (unaudited) Reconciliation of Adjusted Effective Income Tax Rate Reported effective income tax rate 32.8% 30.1 % Impairments, severance, incremental inventory reserve for future markdowns, costs associated with portfolio optimization strategy, restructuring and transformation 1.5% (21.1)% initiative costs, gain on sale of business and gain on extinguishment of debt Adjusted effective income tax rate 34.3% 9.0% * The Company is presenting certain non-GAAP financial measures for its fiscal 2020 second quarter. In order for investors to be able to more easily compare the Company’s performance across periods, the Company has included comparable reconciliations for the 2019 periods in the reconciliation table above and that follow. BED BATH & BEYOND 31

APPENDIX non-gaap reconciliation* (in thousands, except for share data) (unaudited) Reconciliation of Adjusted Net Earnings (Loss) Reported net earnings (loss) $ 217,900 $ (138,765) Pre-tax Adjustments: Incremental inventory reserve for future markdowns (23,000) 193,735 Impairments (a) 29,176 28,357 Restructuring and transformation initiative costs 27,128 — Severance costs — 22,537 Gain on sale of business (189,528) — Gain on extinguishment of debt (77,038) — Costs associated with portfolio optimization strategy 3,750 — Total pre-tax adjustments (229,512) 244,629 Tax impact of adjustments 73,863 (63,964) Total adjustments, after tax (155,649) 180,665 Adjusted net earnings $ 62,251 $ 41,900 (a) Impairments include tradename and store asset impairments related to the North American Retail reporting unit. * The Company is presenting certain non-GAAP financial measures for its fiscal 2020 second quarter. In order for investors to be able to more easily compare the Company’s performance across periods, the Company has included comparable reconciliations for the 2019 periods in the reconciliation table above and that follow. BED BATH & BEYOND 32